HIGH INCOME ADVANTAGE TRUST     Two World Trade Center, New York, New York 10048

LETTER TO THE SHAREHOLDERS September 30, 1997

DEAR SHAREHOLDER:

During the twelve-month period ended September 30, 1997, the high-yield market, benefiting from a healthy economy, improved credit quality and a relatively favorable interest-rate environment, posted strong returns relative to other sectors of the fixed-income market. This sector's overall vitality came despite some market weakness in April following the Federal Reserve Board's rate hike on March 25.

Continued strength in the economy has resulted in solid earnings improvements on the part of many high-yield companies during the first two quarters of 1997 and has provided the fuel for the sharp equity market advance experienced over the past year. Many high-yield companies have taken advantage of higher equity valuations to raise equity and strengthen their individual balance sheets. The resulting credit quality improvement has helped keep the high-yield market's performance strong relative to many of the other fixed-income markets.

PERFORMANCE AND PORTFOLIO STRATEGY

Against this backdrop, High Income Advantage Trust produced a total return of
16.26 percent for the twelve-month period ended September 30, 1997, based on its closing market price on the New York Stock Exchange (NYSE) of $6.25 per share. Based on its net asset value (NAV) of $5.18 per share, the Trust's total return for this period was 10.75 percent. Over the past twelve months, the Trust continued to distribute income dividends at a rate of $0.05 per share per month. For the full twelve-month period, the Trust's distributions totaled approximately $0.67 per share, including an extra income dividend of $0.0733 per share paid on December 20, 1996. On September 30, 1997, the Trust's net assets exceeded $155 million.

As the economy has continued to expand over the past few years, the Trust has tended to concentrate on B-rated issues. In a growing economy one can generally find undervalued upgrade candidates in this sector of the market that provide attractive yields as well as appreciation potential.

HIGH INCOME ADVANTAGE TRUST

We continue to feel that many of these issues are very attractive long-term investments. However, given the lower market yields available today and the potential for a modest Federal Reserve rate tightening down the road, we have taken some defensive steps with the portfolio. These include increasing our allocation to the higher-quality end of the market (BB-rated issues or higher). We feel that these holdings will better protect shareholders during a potentially nervous market environment, as well as provide the liquidity and portfolio flexibility needed to take advantage of future opportunities. In addition, the Trust continues to limit its exposure to cyclical industries and remains focused on more-predictable, recession-resistant or growth sectors of the economy, such as broadcasting, media, cable, telecommunications and food and beverages. In some of these sectors, such as media and telecommunications, we expect to see continued consolidation, which may bode well for many of the Trust's individual holdings.

LOOKING AHEAD

The one- to two-year outlook for the high-yield market remains favorable, given our expectations for continued growth in the economy and generally improving credit quality in the high-yield marketplace. We caution, however, that during this period the possibility exists for another round of investor nervousness given the potential for Federal Reserve Board moves. As discussed above, the Trust is well positioned to take advantage of any potential market disruptions given its more conservative positioning today. Assuming the longer-term market outlook remains unchanged, these market disruptions would likely be viewed as buying opportunities, allowing the Trust to lock in attractive yields and prices for its shareholders.

We would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

We thank you for your continued support of High Income Advantage Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

HIGH INCOME ADVANTAGE TRUST

RESULTS OF SPECIAL MEETING (unaudited)

                             *         *         *

On May 20, 1997, a special meeting of the Trust's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEE:

         Wayne E. Hedien
         For................................................................  24,193,836
         Withheld...........................................................     538,871

    The following Trustees were not standing for reelection at this meeting:
    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire,
    Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and
    John L. Schroeder.

(2) APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE TRUST AND DEAN WITTER INTERCAPITAL INC. IN CONNECTION WITH THE MERGER OF MORGAN STANLEY GROUP INC. WITH DEAN WITTER, DISCOVER & CO.:

         For................................................................  23,443,567
         Against............................................................     467,574
         Abstain............................................................     821,566

HIGH INCOME ADVANTAGE TRUST

PORTFOLIO OF INVESTMENTS September 30, 1997

PRINCIPAL
AMOUNT IN                                             COUPON      MATURITY
THOUSANDS                                              RATE         DATE           VALUE
--------------------------------------------------------------------------------------------
             CORPORATE BONDS (93.3%)
             Aerospace (1.0%)
$  1,500     Sabreliner Corp. (Series B)..........     12.50 %     04/15/03     $  1,560,000
                                                                                ------------

             Automotive (4.3%)
   3,000     APS, Inc. ...........................     11.875      01/15/06        2,820,000
   3,500     Toyota Motor Credit Corp. ...........     15.00       09/25/98        3,804,885
                                                                                ------------
                                                                                   6,624,885
                                                                                ------------
             Broadcast Media (7.1%)
   1,500     Adams Outdoor Advertising L.P. ......     10.75       03/15/06        1,638,750
   1,500     Australis Holdings Ltd.
              (Australia).........................     15.00 ++    11/01/02        1,230,000
   1,500     Echostar DBS Corp. - 144A*...........     12.50       07/01/02        1,650,000
   1,500     Echostar Satellite Broadcasting......     13.125++    03/15/04        1,252,500
   1,500     Paxson Communications Corp. .........     11.625      10/01/02        1,642,500
   1,500     Spanish Broadcasting System, Inc. ...     12.50       06/15/02        1,710,000
   3,000     TCI Satellite Entertainment,
              Inc. - 144A*........................     12.25 ++    02/15/07        1,965,000
                                                                                ------------
                                                                                  11,088,750
                                                                                ------------
             Business Services (2.0%)
   3,000     Anacomp, Inc. .......................     10.875      04/01/04        3,150,000
                                                                                ------------

             Cable & Telecommunications (17.5%)
   1,500     Adelphia Communications, Inc.
              (Series B)..........................      9.875      03/01/07        1,548,750
   1,500     Advanced Radio Telecom Corp. ........     14.00       02/15/07        1,275,000
   2,000     American Communications Services,
              Inc. - 144A*........................     13.75       07/15/07        2,305,000
   1,775     American Communications Services,
              Inc. ...............................     12.75 ++    04/01/06        1,255,813
   1,500     Cablevision Systems Corp. ...........      9.875      04/01/23        1,620,000
   1,500     Charter Communication South East L.P.
              (Series B)..........................     11.25       03/15/06        1,650,000
   1,583     Falcon Holdings Group L.P.
              (Series B)..........................     11.00 +     09/15/03        1,629,966
   1,500     FrontierVision Operating Partners,
              L.P. ...............................     11.00       10/15/06        1,635,000
     750     GST Equipment Funding
              Corp. - 144A*.......................     13.25       05/01/07          870,000
   5,000     Hyperion Telecommunication, Inc.
              (Series B)..........................     13.00 ++    04/15/03        3,512,499
  17,700     In-Flight Phone Corp. (Series B)
              (a).................................     14.00 ++    05/15/02        1,681,500
   1,500     IXC Communications, Inc.
              (Series B)..........................     12.50       10/01/05        1,732,500
   1,500     NextLink Communications, Inc. .......     12.50       04/15/06        1,732,500
   1,500     Paging Network, Inc. ................     10.125      08/01/07        1,560,000
   1,500     Peoples Telephone Co., Inc. .........     12.25       07/15/02        1,571,250
   1,500     Rifkin Acquisition Partners L.P. ....     11.125      01/15/06        1,635,000
                                                                                ------------
                                                                                  27,214,778
                                                                                ------------
             Consumer Products (3.5%)
   2,317     J.B. Williams Holdings, Inc. ........     12.00       03/01/04        2,432,850
   3,000     Renaissance Cosmetics, Inc. .........     11.75       02/15/04        3,037,500
                                                                                ------------
                                                                                   5,470,350
                                                                                ------------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST

PRINCIPAL
AMOUNT IN                                             COUPON      MATURITY
THOUSANDS                                              RATE         DATE           VALUE
             Containers (2.0%)
$  1,500     Mail - Well Corp. ...................     10.50 %     02/15/04     $  1,616,250
   1,500     Packaging Resources, Inc. ...........     11.625      05/01/03        1,560,000
                                                                                ------------
                                                                                   3,176,250
                                                                                ------------
             Electrical & Alarm Systems (1.9%)
   3,500     Mosler, Inc. ........................     11.00       04/15/03        2,992,500
                                                                                ------------

             Entertainment/Gaming & Lodging (13.6%)
   1,500     AMF Group Inc. (Series B)............     10.875      03/15/06        1,661,250
   1,500     California Hotel Finance Corp. ......     11.00       12/01/02        1,569,375
   2,250     Fitzgeralds Gaming Corp. (Units)**...     13.00       12/31/02        2,227,500
   3,000     Lady Luck Gaming Finance Corp. ......     11.875      03/01/01        3,015,000
   5,500     Motels of America, Inc. (Series B)...     12.00       04/15/04        5,307,500
   1,500     Players International, Inc. .........     10.875      04/15/05        1,608,750
   1,500     Plitt Theaters, Inc. (Canada)........     10.875      06/15/04        1,601,250
   1,500     Station Casinos, Inc. ...............      9.625      06/01/03        1,492,500
   3,000     Stuart Entertainment, Inc.
              (Series B)..........................     12.50       11/15/04        2,610,000
                                                                                ------------
                                                                                  21,093,125
                                                                                ------------
             Finance (4.4%)
   3,000     General Electric Capital Corp. ......     13.50       01/20/98        3,070,410
   3,500     Household Finance Corp. .............     15.00       09/25/98        3,808,350
                                                                                ------------
                                                                                   6,878,760
                                                                                ------------
             Foods & Beverages (8.6%)
   1,500     Envirodyne Industries, Inc. .........     10.25       12/01/01        1,507,500
   1,500     General Mills, Inc. .................     13.50       01/21/98        1,535,760
   4,250     PepsiCo, Inc. .......................     15.00       08/06/98        4,579,035
  14,025     Specialty Foods Acquisition Corp.
              (Series B)..........................     13.00 ++    08/15/05        5,750,250
                                                                                ------------
                                                                                  13,372,545
                                                                                ------------
             Healthcare (3.1%)
   1,500     Unilab Corp. ........................     11.00       04/01/06        1,507,500
   3,775     Unison Healthcare Corp. - 144A*......     12.25       11/01/06        3,359,750
                                                                                ------------
                                                                                   4,867,250
                                                                                ------------
             Manufacturing (4.6%)
   1,500     Berry Plastics Corp. ................     12.25       04/15/04        1,653,750
   1,500     Exide Electronics Group, Inc.
             (Series B)...........................     11.50       03/15/06        1,755,000
   1,500     International Wire Group, Inc. ......     11.75       06/01/05        1,642,500
   2,000     Uniroyal Technology Corp. ...........     11.75       06/01/03        2,060,000
                                                                                ------------
                                                                                   7,111,250
                                                                                ------------
             Manufacturing - Diversified (5.6%)
   1,500     Foamex L.P. .........................     11.875      10/01/04        1,590,000
   1,500     Interlake Corp. .....................     12.125      03/01/02        1,571,250

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST

PRINCIPAL
AMOUNT IN                                             COUPON      MATURITY
THOUSANDS                                              RATE         DATE           VALUE
--------------------------------------------------------------------------------------------
$  1,500     J.B. Poindexter & Co., Inc. .........     12.50 %     05/15/04     $  1,605,000
   7,050     Jordan Industries, Inc. .............     11.75 ++    04/01/09        3,983,250
                                                                                ------------
                                                                                   8,749,500
                                                                                ------------
             Publishing (2.1%)
   1,500     American Media Operations, Inc. .....     11.625      11/15/04        1,638,750
   1,500     United States Banknote Corp. ........     10.375      06/01/02        1,582,500
                                                                                ------------
                                                                                   3,221,250
                                                                                ------------
             Restaurants (6.3%)
   9,140     American Restaurant Group Holdings,
              Inc. ...............................     14.00 ++    12/15/05        3,119,025
   1,500     Boston Chicken Inc. (Conv.)..........      4.50       02/01/04        1,121,070
   3,000     Boston Chicken Inc. (Conv.)..........      0.00       06/01/15          647,340
   1,500     Carrols Corp. .......................     11.50       08/15/03        1,597,500
   3,000     FRD Acquisition Corp. (Series B).....     12.50       07/15/04        3,240,000
                                                                                ------------
                                                                                   9,724,935
                                                                                ------------
             Retail (2.7%)
   7,550     County Seat Stores Inc. (b)..........     12.00       10/01/12        4,152,500
                                                                                ------------

             Retail - Food Chains (1.9%)
   3,000     Pathmark Stores, Inc. ...............      9.625      05/01/03        2,970,000
                                                                                ------------

             Textiles (1.1%)
   3,000     U.S. Leather, Inc. ..................     10.25       07/31/03        1,770,000
                                                                                ------------

             TOTAL CORPORATE BONDS
             (Identified Cost $152,615,678)................................      145,188,628
                                                                                ------------
NUMBER OF
 SHARES
---------
             COMMON STOCKS (c) (1.0%)
             Automotive (0.0%)
     113     Northern Holdings Industrial Corp. (d)*.......................               --
                                                                                ------------

             Entertainment/Gaming & Lodging (0.0%)
   4,000     Motels of America, Inc. - 144A*...............................           60,000
                                                                                ------------

             Foods & Beverages (0.1%)
 180,000     Specialty Foods Acquisition Corp. - 144A*.....................          180,000
                                                                                ------------

             Manufacturing - Diversified (0.9%)
  44,800     Thermadyne Holdings Corp. (d).................................        1,332,800
                                                                                ------------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST


NUMBER OF
 SHARES                                                                            VALUE
--------------------------------------------------------------------------------------------
             Restaurants (0.0%)
   9,500     American Restaurant Group Holdings, Inc. - 144A*..............     $      9,500
                                                                                ------------

             TOTAL COMMON STOCKS
             (Identified Cost $9,464,151)..................................        1,582,300
                                                                                ------------

             PREFERRED STOCK (1.6%)
             Entertainment/Gaming & Lodging
  80,000     Fitzgerald Gaming Corp. (Units)**
              (Identified Cost $2,000,000).................................        2,480,000
                                                                                ------------

NUMBER OF                                                       EXPIRATION
WARRANTS                                                          DATE
---------                                                       ---------
              WARRANTS (c) (0.1%)
              Aerospace (0.0%)
   5,000      Sabreliner Corp. - 144A*......................     04/15/03           50,000
                                                                              ------------

              Broadcast Media (0.0%)
   1,500      Australis Holdings Ltd. - 144A* (Australia)...     10/30/01               --
                                                                              ------------

              Cable & Telecommunications (0.1%)
   1,500      Hyperion Telecommunication, Inc. (Series
               B) - 144A*...................................     04/15/01           60,095
                                                                              ------------

              Containers (0.0%)
   4,000      Crown Packaging Holdings, Ltd. - 144A*........     11/01/03               --
                                                                              ------------

              Entertainment/Gaming & Lodging (0.0%)
   2,000      Fitzgeralds Gaming Corp. .....................     12/19/98            2,023
   2,250      Fitzgeralds South Inc. - 144A*................     12/31/02               --
                                                                              ------------
                                                                                     2,023
                                                                              ------------
              Manufacturing (0.0%)
  20,000      Uniroyal Technology Corp. ....................     06/01/03           60,000
                                                                              ------------

              Retail (0.0%)
   4,000      County Seat Holdings Co. .....................     10/15/98               --
                                                                              ------------

              TOTAL WARRANTS
              (Identified Cost $485,235).................................          172,118
                                                                              ------------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST

PRINCIPAL
AMOUNT IN                                             COUPON      MATURITY
THOUSANDS                                              RATE         DATE           VALUE
--------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENT (e) (3.7%)
             U.S. GOVERNMENT AGENCY
$  5,700     Federal Home Loan Mortgage Corp.
             (Identified Cost $5,700,000).........      6.05%      10/01/97     $  5,700,000
                                                                                ------------

             TOTAL INVESTMENTS
             (Identified Cost $170,265,064) (f)....................    99.7%     155,123,046

             OTHER ASSETS IN EXCESS OF LIABILITIES..................    0.3          416,560
                                                                      -----     ------------

             NET ASSETS............................................   100.0%    $155,539,606
                                                                      =====     ============


---------------------
 *   Resale is restricted to qualified institutional investors.
** Consists of one or more class of securities traded together as a unit; bonds or preferred stock with attached warrants.
 +   Payment-in-kind security.
++ Currently a zero coupon bond and will pay interest at the rate shown at a future specified date.
(a)  Non-income producing security; issuer in bankruptcy.
(b)  Non-income producing security; bond in default.
(c)  Non-income producing securities.
(d)  Acquired through exchange offer.
(e) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(f) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $9,015,497 and the aggregate gross unrealized depreciation is $24,157,515, resulting in net unrealized depreciation of $15,142,018.

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1997
ASSETS:
Investments in securities, at value
 (identified cost $170,265,064)......................................    $ 155,123,046
Receivable for:
    Interest.........................................................        3,513,509
    Investments sold.................................................        2,010,000
Prepaid expenses and other assets....................................           12,085
                                                                          ------------

    TOTAL ASSETS.....................................................      160,658,640
                                                                          ------------

LIABILITIES:
Payable for:
    Investments purchased............................................        3,939,563
    Investment management fee........................................          101,396
Payable to bank......................................................          952,781
Accrued expenses and other payables..................................          125,294
                                                                          ------------

    TOTAL LIABILITIES................................................        5,119,034
                                                                          ------------

    NET ASSETS.......................................................    $ 155,539,606
                                                                          ============

COMPOSITION OF NET ASSETS:
Paid-in-capital......................................................    $ 287,779,310
Net unrealized depreciation..........................................      (15,142,018)
Accumulated undistributed net investment income......................        3,362,294
Accumulated net realized loss........................................     (120,459,980)
                                                                          ------------

    NET ASSETS.......................................................    $ 155,539,606
                                                                          ============

NET ASSET VALUE PER SHARE,
 30,017,252 shares outstanding
 (unlimited shares authorized of $.01 par value).....................            $5.18
                                                                                 =====

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST

STATEMENT OF OPERATIONS
For the year ended September 30, 1997
NET INVESTMENT INCOME:
INTEREST INCOME.......................................................    $ 20,448,996
                                                                          ------------

EXPENSES
Investment management fee.............................................       1,148,751
Transfer agent fees and expenses......................................         108,576
Professional fees.....................................................          54,106
Shareholder reports and notices.......................................          37,926
Registration fees.....................................................          24,887
Custodian fees........................................................          15,965
Trustees' fees and expenses...........................................          15,668
Other.................................................................          10,679
                                                                          ------------

    TOTAL EXPENSES....................................................       1,416,558
                                                                          ------------

    NET INVESTMENT INCOME.............................................      19,032,438
                                                                          ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss.....................................................     (20,234,354)
Net change in unrealized depreciation.................................      20,213,922
                                                                          ------------

    NET LOSS..........................................................         (20,432)
                                                                          ------------

NET INCREASE..........................................................    $ 19,012,006
                                                                          ============

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                        FOR THE YEAR           FOR THE YEAR
                                                           ENDED                  ENDED
                                                     SEPTEMBER 30, 1997     SEPTEMBER 30, 1996
        --------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income............................       $ 19,032,438           $ 19,782,930
Net realized gain (loss).........................        (20,234,354)             1,570,993
Net change in unrealized depreciation............         20,213,922             (5,772,927)
                                                        ------------           ------------

    NET INCREASE.................................         19,012,006             15,580,996

Dividends from net investment income.............        (20,210,193)           (18,010,351)
                                                        ------------           ------------

    NET DECREASE.................................         (1,198,187)            (2,429,355)
NET ASSETS:
Beginning of period..............................        156,737,793            159,167,148
                                                        ------------           ------------

    END OF PERIOD
    (Including undistributed net investment
    income of $3,362,294 and $4,540,049,
    respectively)................................       $155,539,606           $156,737,793
                                                        ============           ============

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST

NOTES TO FINANCIAL STATEMENTS September 30, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

High Income Advantage Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective. The Trust was organized as a Massachusetts business trust on June 17, 1987 and commenced operations on October 29, 1987.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by

HIGH INCOME ADVANTAGE TRUST
the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Trust pays a management fee, accrued weekly and payable monthly, by applying the following annual rates to the Trust's weekly net assets: 0.75% to the portion of weekly net assets not exceeding $250 million; 0.60% to the portion of weekly net assets exceeding $250 million but not exceeding $500 million; 0.50% to the portion of weekly net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of weekly net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of weekly net assets exceeding $1 billion.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

HIGH INCOME ADVANTAGE TRUST

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1997 aggregated $181,132,321 and $191,425,890, respectively.

Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At September 30, 1997, the Trust had transfer agent fees and expenses payable of approximately $4,200.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended September 30, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,065. At September 30, 1997, the Trust had an accrued pension liability of $47,923 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. SHARES OF BENEFICIAL INTEREST

                                                                                                                   CAPITAL
                                                                                                   PAR VALUE       PAID IN
                                                                                                      OF          EXCESS OF
                                                                                      SHARES        SHARES        PAR VALUE
                                                                                    ----------     ---------     ------------
Balance, September 30, 1995, 1996 and 1997......................................    30,017,252     $300,172      $288,583,500
                                                                                    ==========     ========      ============

5. DIVIDENDS

The Trust declared the following dividends from net investment income:

    DECLARATION         AMOUNT            RECORD               PAYABLE
       DATE            PER SHARE           DATE                  DATE
-------------------    ---------     -----------------    ------------------
September 23, 1997       $0.05        October 3, 1997      October 17, 1997
 October 28, 1997        $0.05       November 7, 1997     November 21, 1997

HIGH INCOME ADVANTAGE TRUST

6. FEDERAL INCOME TAX STATUS

At September 30, 1997, the Trust had a net capital loss carryover of approximately $105,013,000, to offset future capital gains to the extent provided by regulations, available through September 30 of the following years:

                           AMOUNTS IN THOUSANDS
--------------------------------------------------------------------------
 1998       1999        2000       2001      2002        2003        2005
------     -------     -------     ----     -------     -------     ------
$5,723     $27,667     $23,411     $109     $15,205     $26,684     $6,214

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $13,051,000 during fiscal 1997.

At September 30, 1997, the Trust had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences attributable to an expired net capital loss carryover. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and accumulated net realized loss was credited $1,104,362.

HIGH INCOME ADVANTAGE TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                       FOR THE YEAR ENDED SEPTEMBER 30
                                                                             ----------------------------------------------------
                                                                               1997       1996       1995       1994       1993
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................................     $5.22      $5.30      $5.32     $ 5.99     $ 5.81
                                                                                -----      -----      -----     ------     ------
Net investment income......................................................      0.63       0.66       0.61       0.62       0.70
Net realized and unrealized gain (loss)....................................        --      (0.14)      0.01      (0.62)      0.30
                                                                                -----      -----      -----     ------     ------
Total from investment operations...........................................      0.63       0.52       0.62         --       1.00
Dividends from net investment income.......................................     (0.67)     (0.60)     (0.64)     (0.67)     (0.82)
                                                                                -----      -----      -----     ------     ------
Net asset value, end of period.............................................     $5.18      $5.22      $5.30     $ 5.32     $ 5.99
                                                                                =====      =====      =====     ======     ======
Market value, end of period................................................     $6.25      $6.00      $5.75     $5.625     $6.125
                                                                                =====      =====      =====     ======     ======

TOTAL INVESTMENT RETURN+...................................................     16.26%     15.53%     14.59%      2.56%     22.41%

RATIOS TO AVERAGE NET ASSETS:
Expenses...................................................................      0.92%      0.92%      1.01%      0.98%      0.97%
Net investment income......................................................     12.43%     12.50%     11.79%     10.52%     12.14%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands....................................  $155,540   $156,738   $159,167   $159,835   $179,747
Portfolio turnover rate....................................................       124%       117%        63%       102%       140%

---------------------
+ Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF HIGH INCOME ADVANTAGE TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Income Advantage Trust ("Trust") at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
November 10, 1997

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

TRUSTEES
------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Peter M. Avelar
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
---------------------------------------------
Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
---------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
---------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


HIGH
INCOME
ADVANTAGE
TRUST

Annual Report
September 30, 1997